JOINDER AGREEMENT JOINDER AGREEMENT, dated as of March 31, 2020 (this “Joinder Agreement”), among PayPal Australia Pty Limited (ACN 111 195 389), a company incorporated under the laws of Australia (the “Subsidiary”), PAYPAL HOLDINGS, INC., a Delaware corporation (the “Parent Borrower”), J.P. Morgan Securities Australia Limited (the “Australian Borrower Administrative Agent”), JPMorgan Chase Bank, N.A., Toronto Branch (the “Canadian Borrower Administrative Agent”), J.P. Morgan Europe Limited (the “Luxembourg Borrowers and Singapore Borrower Administrative Agent”) and JPMorgan Chase Bank, N.A. (the “Parent Borrower Administrative Agent” and together with the Australian Borrower Administrative Agent, the Canadian Borrower Administrative Agent and the Luxembourg Borrowers and Singapore Borrower Administrative Agent, the “Administrative Agent”) for the several banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement, dated as of September 11, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as therein defined), by and among the Parent Borrower, the Designated Borrowers from time to time parties thereto, the Lenders and the Administrative Agent. W I T N E S S E T H: WHEREAS, the parties to this Joinder Agreement wish to add the Subsidiary as a Designated Borrower to the Credit Agreement in the manner hereinafter set forth; and WHEREAS, this Joinder Agreement is entered into pursuant to Section 4.03(b) of the Credit Agreement; NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows: 1. The Subsidiary hereby acknowledges that it has received and reviewed a copy of the Credit Agreement, and acknowledges and agrees to: (a) join the Credit Agreement as the Australian Borrower and a Designated Borrower; (b) be bound by all covenants, agreements and acknowledgments attributable to the Australian Borrower and a Designated Borrower in the Credit Agreement; and (c) perform all obligations and duties required of it by the Credit Agreement. 2. The Subsidiary hereby represents and warrants that the representations and warranties with respect to it contained in Article V of the Credit Agreement are true and correct in all material respects on the date hereof subject to, in the case of Section 5.04 of the Credit Agreement, the terms of section 13A(3) of the Banking Act (1959). 3. The Tranche under which the Subsidiary shall have the right to borrow once joined to the Credit Agreement as the Australian Borrower and a Designated Borrower: 1 834872.02-LACSR02A - MSW

Tranche: Tranche 4 Facility 4. The address and jurisdiction of organization of the Subsidiary are set forth below: Address Level 24 1 York Street Sydney NSW 2000 Attn: Mr Neil Matthews Email: nmatthews@paypal.com Telephone: +61 405 339 519 Jurisdiction of organization: New South Wales, Australia 5. Notwithstanding anything to the contrary contained herein, the Credit Agreement or in any other Loan Document, Committed Loan Notices with respect to Borrowings by the Australian Borrower may only be delivered by the employees of the Parent Borrower or any of its Subsidiaries that are designated in writing to the Administrative Agent in a designation letter executed by (i) the Treasurer of PayPal, Inc. and (ii) either (x) the Chief Financial Officer of PayPal, Inc. or (y) the Assistant Treasurer of PayPal, Inc. 6. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 2 834872.02-LACSR02A - MSW

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer and/or director as of the day and year first above written. Executed as an agreement. Signed by PAYPAL AUSTRALIA PTY LIMITED as Australian Borrower and a Designated Borrower in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ N. Matthews /s/ Elizabeth Briggs Signature of director Signature of director/secretary N. Matthews Elizabeth Briggs Name of director (print) Name of director/secretary (print) PAYPAL HOLDINGS, INC., as the Parent Borrower By:/s/ Anthony Glasby Name: Anthony Glasby Title: Vice President and Treasurer

ACKNOWLEDGED AND AGREED TO: JPMORGAN CHASE BANK, N.A., as the Parent Borrower Administrative Agent By: /s/ Daniel Luby Name: Daniel Luby Title: Vice President J.P. MORGAN EUROPE LIMITED, as the Luxembourg Borrowers and Singapore Borrower Administrative Agent By: /s/ Grant Keith Name: Grant Keith Title: Associate J.P. MORGAN SECURITIES AUSTRALIA LIMITED., as the Australian Borrower Administrative Agent By: /s/ Cristina de Guzman Name: Cristina de Guzman Title: Associate JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as the Canadian Borrower Administrative Agent By: /s/ Nauman Muzaffar Name: Nauman Muzaffar Title: Vice President